SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-SOUTHWEST GAS CORP

          GAMCO INVESTORS, INC.
                                12/30/99              800-           22.4375
                                12/28/99            1,000-           22.0625
                                12/28/99            7,000-           21.2190
                                12/27/99              500-           22.8750
                                12/27/99            1,000-           23.1560
                                12/23/99            4,000-           22.8125
                                12/22/99            1,500-           22.5000
                                12/20/99              500-           20.4375
                                12/17/99            2,000-           21.0000
                                12/15/99            1,000-             *DO
                                12/03/99              500-           22.1250
                                11/17/99            2,000            24.5000
                                11/17/99            2,000-           24.3750
                                11/15/99            3,000            23.6875
                                11/12/99              400            24.1875
          GABELLI FUNDS, LLC.
               GABELLI MATHERS FUND
                                 1/05/00            4,500-           20.8243
               GABELLI UTILITY TRUST
                                 1/06/00            4,000            21.6672
               THE GABELLI CONVERTIBLE SECURITIES FUND
                                 1/06/00            2,000            21.6750
               THE GABELLI CAPITAL ASSET FUND
                                 1/04/00            2,000            21.5500









          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.